SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-lA

REGISTRATION STATEMENT UNDER SECURITIES
ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No. 28

SEC File No. 2-27183
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940

Amendment No. 22
SEC File No. 811-1528
BRUCE FUND, INC.
[Exact Name of Registrant as Specified in Charter]
20 North Wacker Drive
Suite 2414
Chicago, Illinois 60606

[Address of Principal Executive Offices]
(312) 236-9160

[Registrant's Telephone Number, including Area Code]

Robert B. Bruce
20 North Wacker Drive
Suite 2414
Chicago, Illinois 60606

[Name and Address of Agent for Service]

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)
 __X     Immediately upon filing pursuant to paragraph (b)
   _      On  (date)  pursuant to paragraph (b)
___     60 days after filing pursuant to paragraph (a)
___     On (date) pursuant to paragraph (a) of rule 485



BRUCE  FUND, INC.
20 N. Wacker Drive
Suite 2414
Chicago, Illinois  60606
(312) 236-9160


BRUCE FUND, INC. / PROSPECTUS


Management of the Bruce Fund, a diversified, open-end no-load management company, attempts to achieve the Fund's objective of long-term capital appreciation primarily through investments in common stock and debt securities; income is a secondary consideration. The Fund may also invest in other securities.

This Prospectus sets forth concise information about Bruce
Fund, Inc. (the "Fund") that a prospective investor ought to know before investing.  Investors should read and retain this
Prospectus for future reference.
___________________________


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


___________________________

November 2, 2004




Bruce Fund Risk/Return Summary: Investments, Risks, and
Performance

Investment Objective

Bruce Fund's primary investment objective is long-term capital appreciation.

Principal Investment Strategies

 The Fund manager (Bruce & Co., Inc.) seeks to achieve the objective by investing primarily in domestic common stocks and bonds, including "zero coupon" government bonds.

The Fund may invest, without restriction, in future interest and principal of U. S. Government securities, commonly known as "zero coupon" bonds.

Other debt securities, traded on exchanges or over-the-counter, may be acquired at substantial discounts from the principal amount. Investments may be made in defaulted bonds, which might sell at a fraction of their par value.

The Fund invests in domestic common stocks of any capitalization where the overriding strategy is long-term capital appreciation. Both growth and value criteria are used to determine and select those stocks. Securities of unseasoned companies may also be acquired.


Principal Investment Risks

The Fund is subject to the following principal investment risks:

Small or Micro Cap Investing. The value of securities of smaller, less well-known issuers, can be substantially more volatile than that of larger issuers. Small companies may have limited product lines, markets or financial resources. Their management may be dependent on a limited number of key individuals.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Liquidity Risk. Securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of an active trading market. The Fund being able to invest in unseasoned companies, defaulted bonds and debt securities, traded over-the-counter or at substantial discounts, will be subject to liquidity issues and risk. The urgency to sell these securities might result in receiving a price substantially less than anticipated.

Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.

Interest Rate Risk. The issuers of debt securities, including "zero coupon" government bonds, are expected to redeem the securities by payment to the investor of the principal amount at maturity. However, market interest rates change, causing the current market value of debt securities at any time to fluctuate. The value of the Fund's debt securities portfolio may decline when market interest rates rise. The Fund being able to invest, without restriction, in future interest and principal of U. S. Government securities, commonly known as "zero coupon" bonds, would be primarily sensitive to and affected by interest rate risk.

Maturity Risk. The longer the maturity of a debt security the more it fluctuates with changes in interest rates. When interest rates rise, you can expect the value of long-term bonds to fall more than those of short-term bonds.

Credit Risk. The risk of loss on a debt security is less than on an equity security of the same issuer, but there is a risk that the market price of the debt security may decline below the price at which it was acquired. There is also a risk that the issuer may become insolvent and unable to meet interest payments or to repay principal at maturity, and that defaulted bonds may remain in default resulting in no repayment to the holder at maturity. Various credit rating firms many times, rate debt securities, and the lowering of such ratings can cause the value of the debt securities to decline.

Non-Diversification Risk. The effect of the Fund being able to invest, without restriction, in U.S. Government "zero coupon" bonds could result in the Fund being non-diversified and could result in substantial interest rate, maturity and volatility risks.

Investors must recognize there is a risk of loss of money in investing in Fund shares, as there is in any investment seeking capital appreciation, including securities issued by the U.S.
Treasury.

Investor Profile

The Fund is intended for those investors who have a high tolerance for risk and a long-term time horizon. Shareholders should be comfortable with fluctuating share prices as well as the Funds' other investment risks.

Performance

The following chart and table provide some indication of the risks of investing in the Fund by illustrating how the Fund has performed from year to year, and comparing this information to broader measures of market performance. Past performance, before and after taxes, is not necessarily an indication of future performance.

Total Returns before Taxes for Years Ending December 31

1994	-16.08
1995	 64.78
1996	 -2.32
1997	 30.24
1998	 -6.02
1999	-19.78
2000	 38.64
2001	 22.48
2002	  9.23
2003	 66.81

For the period included in the bar chart, the Fund's highest return for a calendar quarter was 25.05% (the 2nd fiscal quarter of 1996), and the Fund's lowest return for a calendar quarter was -12.64% (the 3rd fiscal quarter of 1996). The returns for the first three calendar quarters of 2004 were 22.30%, 1.55% and 6.30%.

Average Annual Total Returns For Periods ended December 31,
2003

 		             One Year      Five Years     Ten Years
Bruce Fund
 - Return before Tax                  66.81%     19.94%         16.17%
 - Return after Taxes on
     Distributions                         64.74%     17.09%          12.96%
Return after Taxes on Dist. &
   Gains after sale of shares    56.06%      15.84%         12.19%

S & P 500 Stock Index            28.68%       -0.53%        11.09%
Russell 2000 Stock Index       47.25%        7.17%           9.50%

The S & P 500 Stock Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market. Because the S&P 500 Stock Index is an industry standard, it is used to compare the performance of the
Bruce Fund.
The Russell 2000 Stock Index is an unmanaged index that represents the average performance of a group of stocks and is widely used as a benchmark for small-capitalization U.S.
companies.   Index returns assume reinvestment of dividends
and, unlike the Fund's returns, do not reflect any fees, taxes or expenses.

After-tax returns are calculated using the historical highest income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation.
After-tax returns are not relevant for tax-deferred accounts.


Risk/Return Summary: Fee Table

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses set forth below are for the 2004 fiscal year.

Shareholder Transaction Expenses

Sales Load Imposed on
Purchases
0.00%
Sales Load/ Reinvested
Dividends
0.00%
Contingent Deferred
Sales Load
0.00%
Redemption Fees
0.00%
Exchange Fees
0.00%

Annual Fund Operating Expenses

Management Fees
1.00%
12b-1 Fees
0.00%
Other Expenses
0.17%
Total Operating
Expenses
1.17%


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same each year. Although the actual expenses may be higher or lower, based on these assumptions your costs would be:

1 year
3 years
5 years
10 years
$123
$387
$678
$1,545

Investment Objectives, Principal Investment Strategies

The Fund's primary investment objective is long-term capital appreciation, which may be changed at any time without shareholder approval. The Fund primarily invests in smaller capitalization companies, whether it is their common stock, convertible bond, or other debt instrument, wherever the Fund Advisor sees the optimal capital appreciation potential. There is no minimum or maximum investment percentage of Fund assets required to be in any type of security. Out-of-favor, turnaround and distressed situations are actively pursued.

The likelihood of losing some or all of those assets invested in turnaround or distressed situations are much higher than with other investments.

The Fund reserves the right, as a temporary defensive measure when general economic (including market) conditions are believed by management to warrant such action, to invest any portion of its assets in conservative fixed-income securities such as United States Treasury Bills, certificates of deposit, prime-rated commercial paper and repurchase agreements with banks (agreements under which the seller of a security agrees at the time of sale to repurchase it at an agreed time and price). When the Fund is so invested it may not achieve its objective.

Securities are not generally purchased with a view to rapid turnover to obtain short-term profits, but rather are purchased because management believes they will appreciate in value over the long-term. A blend of both growth and value criteria are used to evaluate potential investments.


Investment Restrictions

The Fund has adopted certain investment restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, as defined by the Investment Company Act. Such investment restrictions are set forth in the Fund's "Statement of Additional Information".

Management's Discussion of Fund Performance

The annual and semi-annual report to shareholders of the Fund contains performance information in addition to that included in this prospectus. The Bruce Fund makes available shareholder reports to all recipients of its prospectus upon request and without charge.

Disclosure of Portfolio Securities

Policies and procedures have been established to protect the Fund's non-public information. Information is made available through the Fund's financial reports and government filings and is made available upon request. The Board has established that disclosure of unreported holdings or selective disclosures are not to be made to any persons.

Management, Organization and Capital Structure

The Fund has entered into an Investment Advisory Agreement employing Bruce and Co. to manage the investment and reinvestment of the Fund's assets and to otherwise administer the Fund's affairs to the extent requested by the Board of Directors. Bruce and Co. presently manages no other mutual fund or investment company. This Agreement is subject to annual review and will continue in force if specifically approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote by the majority of independent directors, cast in person at a meeting called for the purpose of voting for such approval. A discussion regarding the Board's basis for approving the Investment Advisory Agreement is available in the Fund's semi-annual report to shareholders.

The advisor, Bruce and Co., is an Illinois corporation, controlled by Robert B. Bruce; it is located at Suite 2414, 20 North Wacker
Drive, Chicago, Illinois 60606.

The Fund is team managed by Robert B. Bruce and R. Jeffrey
Bruce who are jointly and primarily responsible for the day-to-day management of the fund's portfolio.

Robert B. Bruce is president and treasurer of the Fund, positions he has held since October 1983. Mr. Bruce has worked as an independent investment manager since 1974. R. Jeffrey Bruce is vice-president and secretary of the Fund, and has worked as an analyst since April 1983.

Bruce and Co.'s compensation for its services to the Fund are calculated as follows:

Annual
Percentage Fee
Applied to Average
Net Assets of Fund


1.0%
Up to $20,000,000; plus
0.6%
$20,000,000 through $l00,
000,000;plus
0.5%
over $l00,000,000

The fee is calculated and paid each calendar month based on the average of the daily closing net asset value of the Fund for each day of that month. Since the rates above are annual rates, the amount payable to the adviser for each calendar month is l/l2th of the amount calculated as described. The annual percentage fee of l.0% is higher than the fee charged to a majority of open-end investment companies. The Fund also bears certain fees and expenses including, but not limited to, fees of directors (not affiliated with Bruce and Co.), custodian fees, costs of personnel to perform clerical, accounting and office services for the Fund, fees of independent auditors, counsel, transfer agencies and brokers' commissions. These fees are fully described in the Investment Advisory Agreement. The adviser, Bruce and Co., received $85,923 during the 2004 fiscal year (1.00% of average net assets)

Pending Legal Proceedings

There are no legal proceedings to which the Fund or the adviser is a party

Capital Stock

The Fund has only one class of authorized stock: Capital Stock, $1.00 par value. Stockholders are entitled to one vote per full share, to such distributions as may be declared by the Fund's Board of Directors out of funds legally available, and upon liquidation to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable (as described under "Redemption of Fund Shares" and "Determination of Net Asset Value") and are transferable. All shares issued and sold by the Fund will be fully paid and non-assessable. There are no material obligations or potential liability associated with ownership of Fund stock.

Shareholder Information

Pricing of Fund Shares

Fund shares are priced at net asset value (NAV), which management determines as of 3:00 P.M. Central Time each business day by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued-expenses), by the number of shares outstanding. Securities listed on a stock exchange are valued on the basis of the last sale on that day or, lacking any sales, at the last reported sale price. Unlisted securities for which quotations are available are valued at the closing bid price. The net asset value would also be determined at the close of business on any other day on which the current net asset value of the Fund's shares are materially affected by changes in the value of the portfolio securities, provided that such day is a business day on which shares were tendered for redemption or orders to purchase shares were received by the Fund. Except under extraordinary conditions, the Fund's business days will be the same as those of the New
York Stock Exchange.

Fair Value Pricing

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Board of Directors. The current approved fair value pricing includes using a combination of the last sales price; last bid and asked price; a third party bid and asked price; and/or an indicated opening range to determine a good faith estimate for the security. Odd lot differentials and brokerage commissions will be excluded in calculating values.
The effect of using fair value pricing is that the value derived may only best reflect the value as determined, and the real value may vary higher or lower.


Purchase of Fund Shares

To invest in Fund shares, the investor should complete the Order Form enclosed with this Prospectus. The completed and signed application, accompanied by payment to Bruce Fund, Inc., should be mailed to Bruce Fund, Inc., c/o Unified Fund
Services, 431 North Pennsylvania Street, Indianapolis,
Indiana 46204-1897. All applications must be accompanied by payment. Applications are subject to acceptance by the Fund, and are not binding until so accepted. Shares will be bought at the next NAV, as applicable, calculated after the order is received in proper form. The Fund does not accept telephone orders for purchase of shares and reserves the right to reject applications in whole or in part. The Board of Directors of the Fund has established $1,000 as the minimum initial purchase and $500 as the minimum for any subsequent purchase (except through dividend reinvestment), which minimum amounts are subject to change at any time. Shareholders will be notified in the event such minimum purchase-amounts are changed. Stock certificates are no longer issued.

Redemption of Fund Shares

Shareholders have the right to redeem their shares at any time, with a written request addressed to Unified Fund Services. Redemption requests should include: the account number, the amount of money or shares to be redeemed, the names on the account, and must be signed exactly as the account is registered. The letter should be signed by all of the shareholders whose names appear on the account registration. A SIGNATURE
GUARANTEE of each owner is required to redeem shares in the following situations:

-If ownership is changed on your account.
-When redemption proceeds are sent to a different address than that registered on the account.
-If the proceeds are to be made payable to someone other than the account owner(s).
-If a change of address request has been received by the transfer agent within the last 30 days.
-For all redemptions of $25,000 or more from any shareholder account.

The guarantor of a signature must be a national bank or trust company, a member of the Federal Reserve System or a member firm of a national securities exchange or any other financial institution authorized to guarantee signatures. Signatures on endorsed certificates submitted for redemption must also be similarly guaranteed. Shares will be sold at the next NAV calculated after the redemption request is received in proper form. It is suggested that all redemption requests by mail be sent Certified Mail with return receipt. A notary public cannot provide a signature guarantee.

The redemption price is the net asset value per share determined as described previously. See, "Pricing of Fund Shares".
Payment for shares redeemed, except as described hereafter, is made by the Fund to the shareholder no later than seven days after the instructions are properly received, but the Fund may suspend the right of redemption, subject to rules and regulations of the Securities and Exchange Commission, at any time when
(a) The New York Stock Exchange is closed, (b) trading on such exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (d) the Commission by order permits such suspension for the protection of shareholders.

If in the opinion of the Board of Directors, conditions exist which make cash payments undesirable, payment may be made in securities or other property in whole or in part. Securities delivered in payment of redemptions are valued at the same value of the Fund's assets. Shareholders receiving such securities or redemption will incur brokerage costs on the sale thereof.

Dividends and Distributions

Unless a shareholder otherwise directs, all income dividends and capital gains distribution are automatically reinvested in full and fractional shares of the Fund. Shares are purchased at the net asset value (see "Determination of Net Asset Value") next determined after the dividend declaration and are credited to the shareholder's account. Stock certificates are not issued. A shareholder may elect to receive all income dividends and capital gains distributions in cash or to reinvest capital gains distributions and receive income dividends in cash. An election to reinvest or receive dividends and distributions in cash will apply to all shares of the Fund registered in the same name, including those previously purchased. A shareholder wishing to make such election must notify the transfer agent in writing of such election.

Shareholders may elect not to continue in the dividend reinvestment program at any time. Following such election, the shareholder will receive income dividends or all distributions in cash. Any shareholder who is not participating in the dividend reinvestment program may elect to do so by giving written notice to the transfer agent. If an election to withdraw from or participate in the dividend reinvestment program is received between a dividend declaration date and payment date, it will become effective on the day following the payment date.



Tax Consequences

The Fund intends to distribute substantially all of its net income and net realized capital gains, if any, less any available capital loss carryover, to its shareholders annually and to comply with the provisions of the Internal Revenue Code applicable to investment companies, which will relieve the Fund of Federal income taxes on the amounts so distributed. The dividends and long-term capital gains distributions are taxable to the recipient whether received in cash or reinvested in additional shares. Long-term capital gains distributions will be taxed to the individual Fund shareholder as such, regardless of the length of time the Fund shares have been held.


Market Timing Policy

It is the Fund's policy not to accept the subsequent investment by persons engaging in frequent trades. The Fund's Board of Directors has adopted this policy. The risks to shareholders, of not discouraging and enforcing the market timing policy, would be potentially higher costs and/or disruption of the management of the fund.



































Financial Highlights

	The financial highlights table is intended to help you understand the Fund's financial performance for past five fiscal years, which end on June 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Grant Thornton, L.L.P., whose report, along with the Fund's financial statements, are included in the Statement of Additional Information and in the annual report to shareholders, either or both of which are available upon request.

Selected data for each share of capital stock outstanding through each year is presented below :

      2004        2003     2002        2001       2000
Net Asset Value, Beginning of Period(B)
 $184.27  $145.67  $157.42   $128.15     $135.51
Net Investment Income
   4.41        6.19        6.76         4.74        4.41
   Net Gains or (Losses) on Investments
     (both realized and unrealized)
  107.66      50.11    6.74      35.43       (3.77)
Total From Investment Operations
  112.07      56.30    13.50   40.17         0.64
Distribution (from net investment income) (A)
  (5.35)      (5.30)    (8.00)   (1.90)        (4.50)
Distribution (from net capital gain) (A)
  (7.65)    (12.40)    (17.25)  (9.00)      (3.50)
  Total Distributions
(13.00)     (17.70)   (25.25)  (10.90)   (8.00)

Net Asset Value, End of Period (C)
 $ 283.34   $184.27 $145.67  $ 157.42   $ 128.15
 Total Return
  62.52%    41.99%  8.26%      32.26%      1.44%

Ratios/Supplemental Data
Net Assets, End of Period ($ million)
 $14.88     $ 5.34    $3.70     $  3.29       $  2.52
Ratio of Expenses to Average Net Assets
  1.17%     1.41%   1.46%    1.60%       1.71%
Ratio of Net Income to Average Net Assets
 1.81%    4.11%    4.27%    3.28%      3.55%
Portfolio Turnover Rate
 22.01%  30.72% 28.59% 49.42%   22.26%



Figures are based on average daily shares outstanding during year, with the following exceptions
 (A) number of shares at dividend payment date,
 (B) number of shares at beginning of year,
 (C) number of shares at end of year.

 Ratio of expenses to average net assets before reimbursement for 2004, 2003, 2002, 2001, and 2000, was
1.27%,1.62%,  1.67%, 1.85%, and 2.18%, respectively.


 Ratio of net income to average net assets before reimbursement for 2004, 2003, 2002, 2001, and 2000, was
1.70%, 3.90%, 4.07%, 3.03%, and 3.08%, respectively.

















PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

?Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth);
and

?Information about your transactions with the Fund, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal formation to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information








NOT A PART OF THE
PROSPECTUS







PROSPECTUS

November 2,  2004

BRUCE FUND, INC.


BRUCE FUND, INC.
20 North Wacker Drive
Chicago, Illinois  60606


Additional information about the Fund may be found in the Statement of Additional Information, and in shareholder reports. Shareholder inquiries may be made by calling the Bruce Fund at 1-800-347-8607. The
Statement of additional Information contains more information on Fund investments and operations. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the Fund's performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. The Form
N-Q (Quarterly Schedule of Portfolio Holdings) is filed shortly after the end of the first and third quarters. These and other fund documents may be obtained without charge from the following sources:

BY PHONE:   Call Bruce Fund at 1-800-347-8607

BY MAIL:	Bruce Fund, Inc. at the above address
	or	Public Reference Section
		Securities and Exchange Commission
		Washington, D.C. 20549-0102
                  	(a duplication fee is charged)

IN PERSON:	Public Reference Room
		Securities and Exchange Commission
		Washington, D.C.
		(call 1-202-942-8090 for more information)

BY ELECTRONIC REQUEST: at the following email address:
     publicinfo@SEC.gov (a duplication fee is charged) also free upon request at the website
           www.thebrucefund.com

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).



Investment Company Act File Number:	811-1528